Exhibit 10.6

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “First Amendment”), dated as of October 26, 2015 among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc., a Delaware corporation (the “Parent”), US Airways Group, Inc., a Delaware corporation and US Airways, Inc., a Delaware corporation (together with Parent, the “Guarantors”), the Existing Revolving Lenders (as defined below) party hereto, Industrial and Commercial Bank of China Limited, New York Branch (“ICBC”), Morgan Stanley Senior Funding, Inc. (“MSSF”) and US Bank, National Association (“US Bank” and, together with ICBC and MSSF, the “New Revolving Lenders”) and Citibank N.A. (“Citi”), as administrative agent (in such capacity, the “Administrative Agent”) and as an issuing lender (in such capacity, an “Issuing Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the lenders from time to time party thereto, the Administrative Agent and certain other parties thereto are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015 (as amended, amended and restated, supplemented or otherwise modified to but not including the First Amendment Effective Date as defined below, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.28(b) of the Credit Agreement, the Borrower may make a Revolver Extension Offer to all Revolving Lenders holding Revolving Commitments under the Credit Agreement to extend the maturity date of each such Revolving Lender’s Revolving Commitment;

WHEREAS, the Borrower hereby (i) requests that each Revolving Lender that is a party to the Credit Agreement immediately prior to the First Amendment Effective Date (each, an “Existing Revolving Lender”) extend the maturity of such Existing Revolving Lender’s Revolving Commitment pursuant to, and in accordance with the terms of, Section 2.28(b), (c), (d) and (e) of the Credit Agreement and this First Amendment (with such request constituting a Revolver Extension Offer for purposes of the Credit Agreement) and requests that the Administrative Agent waive any applicable notice period otherwise required thereby and (ii) specifies as the Minimum Extension Condition for such Revolving Extension Offer that all such Revolving Commitments be subject to the Revolving Extension contemplated hereby;

WHEREAS, the Existing Revolving Lenders are willing to extend the maturity date of their respective Revolving Commitments, subject to and on the terms and conditions set forth herein and in Section 2.28(b), (c), (d) and (e) of the Credit Agreement;

WHEREAS, pursuant to Section 2.27 of the Credit Agreement, the Borrower may request an increase to the existing Revolving Commitments, subject to and on the terms and conditions provided therein;

WHEREAS, the Borrower hereby notifies the Administrative Agent of its request for $625,000,000 of Incremental Revolving Commitments (the “New Revolving Commitments”) to be made available by the New Lenders with respect to such New Revolving Commitments in the amount specified therefor on Schedule 1 hereto (each such New Lender, an “Incremental Revolving Lender”) and requests that the Administrative Agent waive any applicable notice period otherwise required;

WHEREAS, each Incremental Revolving Lender is willing to provide a New Revolving Commitment in the amount set forth opposite its name in Schedule 1 hereto, subject to and on the terms and conditions set forth herein and in the Credit Agreement;

WHEREAS, pursuant to that certain engagement letter (the “First Amendment Engagement Letter”) dated as of September 30, 2015, Citigroup Global Markets Inc. (“CGMI”) has agreed to act as the “left” lead arranger (the “Lead Arranger”) with respect to this First Amendment and the New Revolving Commitments provided for hereunder;

WHEREAS, the Borrower desires to appoint each of Barclays Bank PLC (“Barclays”), BNP Paribas Securities Corp. (“BNP”), Credit Agricole Corporate and Investment Bank (“Credit Agricole”), Credit Suisse Securities (USA) LLC (“CS”), Deutsche Bank Securities Inc. (“DB”), Goldman Sachs Bank USA (“GS”), ICBC, J.P. Morgan Securities LLC (“JPM”), Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“Merrill”) and MSSF to act as joint lead arrangers and bookrunners with respect to this First Amendment (each, a “Joint Lead Arranger and Bookrunner”);

WHEREAS, the Borrower desires to appoint each of CGMI, Barclays, CS, DB, GS, JPM, Merrill and MSSF to act as syndication agents with respect to this First Amendment (each, a “Syndication Agent”);

WHEREAS, the Borrower desires to appoint each of BNP, Credit Agricole, ICBC and US Bank to act as documentation agents with respect to this First Amendment (each, a “Documentation Agent”); and

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Extension of Revolving Facility and Increase in Revolving Commitments. On the First Amendment Effective Date, the Credit Agreement is modified as follows:

(a) The definition of “Revolving Facility Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Facility Maturity Date” shall mean, with respect to (a) Revolving Commitments that have not been extended pursuant to Section 2.28(b), but including Revolving Commitments extended or made available pursuant to the First Amendment, October 10, 2020 and (b) with respect to Extended Revolving

Commitments extended after the First Amendment Effective Date (as defined in the First Amendment), the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Lender or Revolving Lenders.”;

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

““First Amendment” shall mean the First Amendment to this Agreement, dated as of October 26, 2015.”;

(c) The definition of “Revolving Commitment” is hereby amended by deleting the last sentence of said definition in its entirety and inserting in lieu thereof the following new sentence:

“The aggregate amount of the Total Revolving Commitments as of the First Amendment Effective Date (as defined in the First Amendment) and after giving effect to the New Revolving Commitments under, and as defined in the First Amendment, is $1,025,000,000.”; and

(d) “Annex A” of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 2.

Notwithstanding anything in this First Amendment or the Credit Agreement to the contrary, the Administrative Agent hereby waives (i) the minimum notice required by Section 2.28(e) of the Credit Agreement in connection with the Revolver Extension to be effected pursuant to this First Amendment and (ii) the minimum notice required by Section 2.27(a) of the Credit Agreement in connection with the establishment of the New Revolving Commitments.

On the First Amendment Effective Date (immediately after giving effect to the Revolver Extension effected pursuant hereto), (1) the Total Revolving Commitment shall increase by the aggregate amount of the New Revolving Commitments, (2) there shall be an automatic adjustment to the Revolving Commitment Percentage of each Revolving Lender in the aggregate LC Exposure (if any) to reflect the new Revolving Commitment Percentage of each Revolving Lender in the aggregate LC Exposure (if any) resulting from the New Revolving Commitments, (3) New Revolving Commitments shall (i) become a part of the Revolving Commitments for all purposes of the Credit Agreement and the other Loan Documents and (ii) together with all related Revolving Loans and LC Exposure, be subject to the same Applicable Margin, Revolving Facility Maturity Date and other terms and conditions applicable to the Revolving Commitments (and related Revolving Loans and LC Exposure) under the Credit Agreement (as amended hereby) and the other Loan Documents and (4) each New Revolving Lender shall become a Revolving Lender under the Credit Agreement (as amended hereby). For purposes of the Credit Agreement, this First Amendment shall constitute an “Increase Joinder.”

SECTION TWO - Titles and Roles. The parties hereto agree that, as of the First Amendment Effective Date and in connection with the First Amendment:

(a) CGMI shall be designated as, and perform the roles associated with, the Lead Arranger;

(b) each of Barclays, BNP, Credit Agricole, CS, DB, GS, ICBC, JPM, Merrill, and MSSF shall be designated as, and perform the roles associated with, a Joint Lead Arranger and Bookrunner;

(c) each of CGMI, Barclays, CS, DB, GS, JPM, Merrill and MSSF shall be designated as, and perform the roles associated with, a Syndication Agent; and

(d) each of BNP, Credit Agricole, ICBC and US Bank shall be designated as, and perform the roles associated with, a Documentation Agent.

For the avoidance of doubt, the provisions of Section 10.04 of the Credit Agreement shall apply to, and inure to the benefit of, the Lead Arranger, each Joint Lead Arranger and Bookrunner, each Syndication Agent and each Documentation Agent in connection with their respective roles hereunder.

SECTION THREE - Conditions to Effectiveness. The provisions of Section One of this First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:

(a) the Borrower, each Guarantor, the Administrative Agent, each Issuing Lender, each Existing Revolving Lender and each Incremental Revolving Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10014, attention: Peixuan Wu;

(b) all reasonable invoiced out-of-pocket expenses incurred by the Lead Arranger and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement or the First Amendment Engagement Letter (including the reasonable and documented fees, charges and disbursements of counsel) shall have been paid to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date (or such shorter period as may be agreed by the Borrower);

(c) the Borrower shall have paid (or caused to be paid), for the account of each Incremental Revolving Lender, a one time, non-refundable fee equal to (x) such Incremental Revolving Lender’s pro rata share of the New Revolving Commitments (less the amount by which such Incremental Revolving Lender’s “Revolving Commitment” (as defined in that certain Amended and Restated Credit and Guaranty Agreement dated May 21, 2015 among, inter alios, Deutsche Bank AG New York Branch as administrative agent and American Airlines, Inc. as borrower (the “LATAM Credit Agreement”)) as in effect immediately prior to the effectiveness of the First Amendment to Amended and Restated Credit and Guaranty Agreement dated the date hereof, among, inter alios, Deutsche Bank AG New York Branch as administrative agent and American Airlines, Inc. as borrower (the “LATAM First Amendment”) is reduced on the effectiveness of the LATAM First Amendment) multiplied by (y) 1.25%;

(d) the Administrative Agent shall have received an Officer’s Certificate certifying as to the Collateral Coverage Ratio and Liquidity in accordance with Section 2.27(b)(iii) of the Credit Agreement;

(e) the Administrative Agent shall have received a customary written opinion of Latham & Watkins LLP, special counsel for Parent, the Borrower and each other Guarantor addressed to the Administrative Agent and the Revolving Lenders party hereto, and dated the First Amendment Effective Date;

(f) the Borrower shall have paid to the Administrative Agent (for the account of the Existing Revolving Lenders) all fees and interest accrued pursuant to Sections 2.07, 2.15, 2.16, 2.20 and 2.21 of the Credit Agreement in respect of the Revolving Facility to, and including, the First Amendment Effective Date (but not in respect of the New Revolving Commitments), whether or not then due and payable under the terms of the Credit Agreement;

(g) (x) the condition to the Revolving Extension effected pursuant to this First Amendment set forth in Section 2.28(b)(i) of the Credit Agreement shall have been satisfied and (y) the conditions to the establishment of the New Revolving Commitments pursuant to this First Amendment set forth in Section 2.27(b)(i) and (ii) of the Credit Agreement shall have been satisfied;

(h) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or similar Responsible Officer), dated the First Amendment Effective Date (i) certifying as to the incumbency and specimen signature of each Responsible Officer of the Borrower and each Guarantor executing this First Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification of another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (i)), (ii) certifying that each constitutional document of each Loan Party previously delivered to the Administrative Agent has not been amended, supplemented, rescinded or otherwise modified and remains in full force and effect as of the date hereof, (iii) attaching resolutions of each Loan Party approving the transactions contemplated by the First Amendment and (iv) attaching a certificate of good standing for the Borrower and each Guarantor of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction);

(i) the Administrative Agent shall have received evidence that the LATAM First Amendment has, or will contemporaneously with the First Amendment Effect Date, become effective; and

(j) the Administrative Agent shall have received an Officer’s Certificate certifying (A) the truth in all material respects of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) as though made on the date hereof, or, in the case of any such representation and warranty that relates to a specified date, as though made as of such date (provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date, before and after giving effect to this First Amendment) and (B) as to the absence of any event occurring and continuing, or resulting from this First Amendment on, the First Amendment Effective Date, that constitutes a Default or Event of Default).

SECTION FOUR - No Default; Representations and Warranties. In order to induce the Revolving Lenders and the Administrative Agent to enter into this First Amendment, the Borrower represents and warrants to each of the Revolving Lenders and the Administrative Agent that, on and as of the date hereof after giving effect to this First Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to this First Amendment and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof or, in the case of any representations and warranties that expressly relate to an earlier date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date, before and after giving effect to this First Amendment.

SECTION FIVE - Confirmation. The Borrower and each Guarantor hereby confirm that all of their obligations under the Credit Agreement (as amended hereby) are and shall continue to be, in full force and effect. The parties hereto (i) confirm and agree that the term “Obligations” and “Guaranteed Obligations” as used in the Credit Agreement and the other Loan Documents, shall include, without limitation, all obligations of the Borrower with respect to the Revolving Commitments (as extended and increased pursuant to this First Amendment) and all obligations of the Guarantors with respect of the guarantee of such obligations, respectively, and (ii) reaffirm the grant of Liens on the Collateral to secure the Obligations (as extended and increased pursuant to this First Amendment) pursuant to the Collateral Documents.

SECTION SIX - Reference to and Effect on the Credit Agreement. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this First Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This First Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. On the First

Amendment Effective Date, the amendments set forth in clauses (a) and (b) of Section One above and the waivers of the Administrative Agent set forth in Section One above shall be deemed to have become effective immediately prior to the effectiveness of the amendments set forth in clauses (c) and (d) and the last paragraph of Section One.

SECTION SEVEN - Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION EIGHT - Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION NINE - Miscellaneous. (a) The provisions set forth in Sections 10.03, 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.

(b) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this First Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Revolving Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

AMERICAN AIRLINES, INC., as the Borrower

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

AMERICAN AIRLINES GROUP INC., .as Parent and a Guarantor

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

US AIRWAYS GROUP INC., as a Guarantor

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

US AIRWAYS INC., as a Guarantor

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

CITIBANK N.A.,
as Administrative Agent

By:	/s/ Matthew S. Burke
Name:	Matthew S. Burke
Title:	Vice President

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

CITIBANK N.A.,
as Issuing Lender

By:	/s/ Scott Slavik
Name:	Scott Slavik
Title:	Vice President

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

CITIBANK N.A., as an Existing Revolving Lender

By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Vice President

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

Bank of America, N.A.
as Existing Revolving Lender

By:	/s/ Christopher Wozniak
Name:	Christopher Wozniak
Title:	Vice President

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

Barclays Bank PLC
as an Existing Revolving Lender

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Vice President

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

BNP PARIBAS, as an Existing Revolving Lender

By:	/s/ Robert Papas
Name:	Robert Papas
Title:	Director
Transportation Group-Aviation Finance

/s/ ERIC CHILTON
ERIC CHILTON
MANAGING DIRECTOR

First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

Credit Agricole Corporate and Investment Bank
as an Existing Revolving Lender

By:	/s/ Yevgeniya Levitin
Name:	Yevgeniya Levitin
Title:	Managing Director

By:	/s/ Thomas Jean
Name:	Thomas Jean
Title:	Director

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Existing Revolving Lender

By:	/s/ VIPUL DHADDA
Name:	VIPUL DHADDA
Title:	AUTHORIZED SIGNATORY

By:	/s/ D. ANDREW MALETTA
Name:	D. ANDREW MALETTA
Title:	AUTHORIZED SIGNATORY

First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

DEUTSCHE BANK AG NEW YORK BRANCH,
as Existing Revolving Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

GOLDMAN SACHS BANK USA,
as Existing Revolving Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a New Revolving Lender

By:	/s/ Marcia Bockol
Name:	Marcia Bockol
Title:	Executive Director, ICBC, New York Branch

By:	/s/ Vito Ferrara
Name:	Vito Ferrara
Title:	Deputy General Manager

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

JPMORGAN CHASE BANK, N.A.
as Existing Revolving Lender

By:	/s/ Matthew H. Massie
Name:	Matthew H. Massie
Title:	Managing Director

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

MORGAN STANLEY BANK, N.A.,
as an Existing Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

MORGAN STANLEY SENIOR FUNDING, INC.,
as a New Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

US Bank, National Association,
as a New Revolving Lender

By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Senior Vice President

Signature Page – First Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)

Schedule 1

New Revolving Commitments

Name of Bank	New Revolving Commitment
Citibank, N.A.	$61,225,600.00
Bank of America, N.A.	$61,225,600.00
Barclays Bank PLC	$61,225,600.00
BNP Paribas	$30,612,600.00
Credit Agricole Corporate and Investment Bank	$30,612,600.00
Credit Suisse AG, Cayman Islands Branch	$61,225,600.00
Deutsche Bank AG New York Branch	$61,225,600.00
Goldman Sachs Bank USA	$61,225,600.00
Industrial and Commercial Bank of China Limited, New York Branch	$52,835,000.00
JPMorgan Chase Bank, N.A.	$61,225,600.00
Morgan Stanley Bank, N.A.	$49,995,600.00
Morgan Stanley Senior Funding, Inc.	$11,230,000.00
US Bank, National Association	$21,135,000.00

Total	$625,000,000.00

Schedule 2

ANNEX A

Lenders and Commitments

Name of Bank	Revolving Commitment	LC Commitment
Citibank, N.A.	$105,670,000	$300,000,000
Bank of America, N.A.	$105,670,000	—
Barclays Bank PLC	$105,670,000	—
BNP Paribas	$52,835,000	—
Credit Agricole Corporate and Investment Bank	$52,835,000	—
Credit Suisse AG, Cayman Islands Branch	$105,670,000	—
Deutsche Bank AG New York Branch	$105,670,000	—
Goldman Sachs Bank USA	$105,670,000	—
Industrial and Commercial Bank of China Limited, New York Branch	$52,835,000	—
JPMorgan Chase Bank, N.A.	$105,670,000	—
Morgan Stanley Bank, N.A.	$94,440,000	—
Morgan Stanley Senior Funding, Inc.	$11,230,000	—
US Bank, National Association	$21,135,000	—

Total	$1,025,000,000	$300,000,000